Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2024	2023	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,620	10,782	7.8%	7.8	—

Europe	5,163	5,590	(7.6)	(7.7)	0.1
Western Hemisphere excluding U.S.	1,194	1,076	11.0	21.3	(10.3)
Asia-Pacific, Africa	3,406	3,446	(1.1)	5.0	(6.1)
International	9,763	10,112	(3.4)	(0.3)	(3.1)

Worldwide	$21,383	20,894	2.3%	3.9	(1.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2024	2023	Total	Operations	Currency
Sales to customers by
geographic area (ex. COVID-19 Vaccine)

U.S.*	$11,620	10,782	7.8%	7.8	—

Europe(1)	5,138	4,843	6.1	6.0	0.1
Western Hemisphere excluding U.S.*	1,194	1,076	11.0	21.3	(10.3)
Asia-Pacific, Africa*	3,406	3,446	(1.1)	5.0	(6.1)
International	9,738	9,365	4.0	7.4	(3.4)

Worldwide	$21,358	20,147	6.0%	7.6	(1.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine sales

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2024	2023	Total	Operations	Currency
Sales to customers by
segment of business

Innovative Medicine (1)
U.S.	$7,612	7,023	8.4%	8.4	—
International	5,950	6,390	(6.9)	(4.0)	(2.9)
	13,562	13,413	1.1	2.5	(1.4)

Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	7,612	7,023	8.4	8.4	—
International	5,925	5,643	5.0	8.3	(3.3)
	13,537	12,666	6.9	8.3	(1.4)

MedTech
U.S.	4,008	3,759	6.6	6.6	—
International	3,813	3,722	2.4	6.1	(3.7)
	7,821	7,481	4.5	6.3	(1.8)

U.S.	11,620	10,782	7.8	7.8	—
International	9,763	10,112	(3.4)	(0.3)	(3.1)
Worldwide	21,383	20,894	2.3	3.9	(1.6)

U.S.	11,620	10,782	7.8	7.8	—
International	9,738	9,365	4.0	7.4	(3.4)
Worldwide excluding COVID-19 Vaccine (1)	$21,358	20,147	6.0%	7.6	(1.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2024		2023		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$21,383	100.0	$20,894	100.0	2.3
Cost of products sold	6,511	30.4	6,687	32.0	(2.6)
Gross Profit	14,872	69.6	14,207	68.0	4.7
Selling, marketing and administrative expenses	5,257	24.6	4,906	23.5	7.2
Research and development expense	3,542	16.6	3,455	16.6	2.5
In-process research and development impairments	—	—	49	0.2
Interest (income) expense, net	(209)	(1.0)	14	0.1
Other (income) expense, net	(322)	(1.5)	6,940	33.2
Restructuring	164	0.8	130	0.6
Earnings/(loss) before provision for taxes on income	6,440	30.1	(1,287)	(6.2)
Provision for/(Benefit from) taxes on income	1,086	5.1	(796)	(3.9)
Net earnings/(loss) from Continuing Operations	$5,354	25.0	$(491)	(2.3)
Net earnings from Discontinued Operations, net of tax	—		423
Net earnings/(loss)	$5,354		$(68)

Net earnings (loss) per share (Diluted/Basic) from Continuing Operations	$2.20		$(0.19)
Net earnings per share (Diluted) from Discontinued Operations	$—		$0.16

Average shares outstanding (Diluted/Basic)	2,430.1		2,605.5 *

Effective tax rate from Continuing Operations	16.9%		61.8%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$7,877	36.8	$7,536	36.1	4.5
Net earnings from Continuing Operations	$6,580	30.8	$6,340	30.3	3.8
Net earnings per share (Diluted) from Continuing Operations	$2.71		$2.41		12.4
Average shares outstanding (Diluted)	2,430.1		2,634.3
Effective tax rate from Continuing Operations	16.5%		15.9%

*Basic shares are used to calculate loss per share in the first quarter of 2023 as use of diluted shares when in a loss position would be anti-dilutive
(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		First Quarter
	(Dollars in Millions Except Per Share Data)	2024	2023
	Net Earnings from Continuing Operations, after tax- as reported	$5,354	$(491)

	Pre-tax Adjustments
	Litigation related	—	6,900
	Intangible Asset Amortization expense	1,078	1,122
	COVID-19 Vaccine related costs [1]	9	444
	Restructuring related [2]	171	130
	Medical Device Regulation [3]	51	64
	Acquisition, integration and divestiture related	148	42
	(Gains)/losses on securities	(20)	72
	IPR&D impairments	—	49

	Tax Adjustments
	Tax impact on special item adjustments [4]	(229)	(1,980)
	Tax legislation and other tax related	18	(12)
	Adjusted Net Earnings from Continuing Operations, after tax	$6,580	$6,340
	Average shares outstanding (Diluted)	2,430.1	2,634.3
	Adjusted net earnings per share from Continuing Operations (Diluted)	$2.71	$2.41
	Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.72

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $144 million in the fiscal first quarter of 2024 and $130 million in the fiscal first quarter of 2023 include the termination of partnered and non-partnered program costs and asset impairments.

	In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $27 million in the fiscal first quarter of 2024 primarily includes costs related to market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2024 ACTUAL vs. 2023 ACTUAL

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	1.1%	4.5%	2.3%
U.S.	8.4%	6.6%	7.8%
International	(6.9)%	2.4%	(3.4)%

WW Currency	(1.4)	(1.8)	(1.6)
U.S.	—	—	—
International	(2.9)	(3.7)	(3.1)

WW Operational	2.5%	6.3%	3.9%
U.S.	8.4%	6.6%	7.8%
International	(4.0)%	6.1%	(0.3)%

All Other Acquisitions and Divestitures (A&D)	0.0	0.2	0.1
U.S.	0.0	0.2	0.1
International	0.0	0.1	0.0

WW Adjusted Operational Ex A&D	2.5%	6.5%	4.0%
U.S.	8.4%	6.8%	7.9%
International	(4.0)%	6.2%	(0.3)%

COVID-19 Vaccine	5.8		3.7
U.S.	0.0		0.0
International	12.3		7.7

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	8.3%	6.5%	7.7%
U.S.	8.4%	6.8%	7.9%
International	8.3%	6.2%	7.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2024	2023	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2)

IMMUNOLOGY
US	$2,453	2,448	0.2%	0.2%	—%
Intl	1,794	1,664	7.9	11.0	(3.1)
WW	4,247	4,112	3.3	4.6	(1.3)
REMICADE
US	266	276	(3.9)	(3.9)	—
US Exports (3)	27	41	(32.7)	(32.7)	—
Intl	141	170	(17.2)	(14.2)	(3.0)
WW	434	487	(10.9)	(9.9)	(1.0)
SIMPONI / SIMPONI ARIA
US	254	271	(6.2)	(6.2)	—
Intl	299	266	12.4	20.0	(7.6)
WW	554	537	3.0	6.8	(3.8)
STELARA
US	1,396	1,451	(3.8)	(3.8)	—
Intl	1,055	993	6.2	8.2	(2.0)
WW	2,451	2,444	0.3	1.1	(0.8)
TREMFYA
US	509	406	25.4	25.4	—
Intl	299	234	27.9	31.5	(3.6)
WW	808	640	26.3	27.6	(1.3)
OTHER IMMUNOLOGY
US	0	3	*	*	—
Intl	0	0	—	—	—
WW	0	3	*	*	—

INFECTIOUS DISEASES
US	324	392	(17.4)	(17.4)	—
Intl	497	1,193	(58.4)	(58.5)	0.1
WW	821	1,586	(48.3)	(48.3)	0.0
COVID-19 VACCINE
US	0	0	—	—	—
Intl	25	747	(96.6)	(96.7)	0.1
WW	25	747	(96.6)	(96.7)	0.1
EDURANT / rilpivirine
US	8	9	(10.9)	(10.9)	—
Intl	315	271	16.6	15.7	0.9
WW	323	280	15.7	14.8	0.9
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	314	378	(16.9)	(16.9)	—
Intl	104	99	5.5	5.5	0.0
WW	418	477	(12.3)	(12.3)	0.0
OTHER INFECTIOUS DISEASES
US	2	5	(68.8)	(68.8)	—
Intl	52	77	(32.8)	(30.6)	(2.2)
WW	53	82	(35.1)	(33.1)	(2.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2024	2023	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2)(Continued)

NEUROSCIENCE
US	$1,054	978	7.8%	7.8%	—%
Intl	749	826	(9.3)	(4.4)	(4.9)
WW	1,803	1,804	0.0	2.2	(2.2)
CONCERTA / methylphenidate
US	41	70	(41.2)	(41.2)	—
Intl	136	136	(0.1)	4.5	(4.6)
WW	177	206	(14.1)	(11.1)	(3.0)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	765	713	7.2	7.2	—
Intl	292	331	(11.8)	(8.7)	(3.1)
WW	1,056	1,044	1.2	2.2	(1.0)
SPRAVATO
US	191	111	71.5	71.5	—
Intl	34	20	76.1	74.8	1.3
WW	225	131	72.2	72.0	0.2
OTHER NEUROSCIENCE
US	58	84	(31.1)	(31.1)	—
Intl	287	339	(15.5)	(8.4)	(7.1)
WW	345	423	(18.5)	(12.9)	(5.6)
ONCOLOGY
US	2,383	1,889	26.2	26.2	—
Intl	2,430	2,223	9.3	12.6	(3.3)
WW	4,814	4,112	17.1	18.8	(1.7)
CARVYKTI
US	140	70	99.8	99.8	—
Intl	16	2	*	*	*
WW	157	72	*	*	*
DARZALEX
US	1,464	1,191	22.9	22.9	—
Intl	1,228	1,072	14.5	19.0	(4.5)
WW	2,692	2,264	18.9	21.0	(2.1)
ERLEADA
US	285	249	14.1	14.1	—
Intl	404	293	38.0	40.6	(2.6)
WW	689	542	27.0	28.4	(1.4)
IMBRUVICA
US	265	270	(1.5)	(1.5)	—
Intl	518	557	(7.0)	(5.6)	(1.4)
WW	784	827	(5.2)	(4.3)	(0.9)
TECVAYLI(4)
US	101	57	76.7	76.7	—
Intl	33	6	*	*	*
WW	133	63	*	*	*
ZYTIGA / abiraterone acetate
US	9	16	(41.3)	(41.3)	—
Intl	172	229	(24.8)	(20.7)	(4.1)
WW	181	245	(25.9)	(22.1)	(3.8)
OTHER ONCOLOGY(4)
US	119	35	*	*	—
Intl	60	64	(6.1)	(5.6)	(0.5)
WW	178	99	80.2	80.5	(0.3)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2024	2023	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2)(Continued)

PULMONARY HYPERTENSION
US	$766	600	27.5%	27.5%	—%
Intl	283	272	4.1	10.9	(6.8)
WW	1,049	872	20.2	22.4	(2.2)
OPSUMIT
US	356	273	30.4	30.4	—
Intl	169	167	0.8	4.6	(3.8)
WW	524	440	19.1	20.6	(1.5)
UPTRAVI
US	392	304	29.0	29.0	—
Intl	76	58	30.7	38.6	(7.9)
WW	468	362	29.2	30.5	(1.3)
OTHER PULMONARY HYPERTENSION
US	18	23	(24.6)	(24.6)	—
Intl	39	47	(16.9)	(1.0)	(15.9)
WW	56	70	(19.5)	(8.9)	(10.6)

CARDIOVASCULAR / METABOLISM / OTHER
US	631	715	(11.7)	(11.7)	—
Intl	197	212	(7.0)	(6.8)	(0.2)
WW	829	927	(10.6)	(10.5)	(0.1)
XARELTO
US	518	578	(10.4)	(10.4)	—
Intl	—	—	—	—	—
WW	518	578	(10.4)	(10.4)	—
OTHER
US	114	137	(17.1)	(17.1)	—
Intl	197	212	(7.0)	(6.8)	(0.2)
WW	311	349	(11.0)	(10.9)	(0.1)

TOTAL INNOVATIVE MEDICINE
US	7,612	7,023	8.4	8.4	—
Intl	5,950	6,390	(6.9)	(4.0)	(2.9)
WW	$13,562	13,413	1.1%	2.5%	(1.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2024	2023	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2)

CARDIOVASCULAR (5)
US	$1,025	863	18.8	18.8	—
Intl	781	640	22.1	27.6	(5.5)
WW	1,806	1,503	20.2	22.5	(2.3)

ELECTROPHYSIOLOGY
US	692	571	21.3	21.3	—
Intl	652	522	24.9	30.9	(6.0)
WW	1,344	1,092	23.0	25.9	(2.9)

ABIOMED
US	303	264	15.0	15.0	—
Intl	67	60	12.4	14.7	(2.3)
WW	371	324	14.5	15.0	(0.5)

OTHER CARDIOVASCULAR (5)
US	30	28	3.3	3.3	—
Intl	62	58	6.9	11.5	(4.6)
WW	92	87	5.7	8.8	(3.1)

ORTHOPAEDICS
US	1,448	1,363	6.2	6.2	—
Intl	892	881	1.3	2.7	(1.4)
WW	2,340	2,245	4.3	4.8	(0.5)

HIPS
US	270	241	12.1	12.1	—
Intl	152	149	1.7	3.3	(1.6)
WW	422	390	8.1	8.7	(0.6)

KNEES
US	242	226	6.9	6.9	—
Intl	160	142	12.3	13.1	(0.8)
WW	401	368	9.0	9.3	(0.3)

TRAUMA
US	504	491	2.8	2.8	—
Intl	261	267	(2.3)	(1.1)	(1.2)
WW	765	757	1.0	1.4	(0.4)

SPINE, SPORTS & OTHER
US	432	406	6.5	6.5	—
Intl	320	323	(0.9)	0.9	(1.8)
WW	752	729	3.2	4.0	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2024	2023	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2)(Continued)

SURGERY
US	$987	975	1.2%	1.2%	—%
Intl	1,429	1,459	(2.0)	2.3	(4.3)
WW	2,416	2,434	(0.7)	1.9	(2.6)

ADVANCED
US	446	444	0.2	0.2	—
Intl	641	673	(4.7)	(0.7)	(4.0)
WW	1,087	1,118	(2.8)	(0.3)	(2.5)

GENERAL
US	542	531	2.1	2.1	—
Intl	788	785	0.3	4.8	(4.5)
WW	1,330	1,316	1.0	3.7	(2.7)

VISION
US	547	558	(1.8)	(1.8)	—
Intl	710	743	(4.4)	(1.1)	(3.3)
WW	1,258	1,300	(3.3)	(1.4)	(1.9)

CONTACT LENSES / OTHER
US	438	444	(1.4)	(1.4)	—
Intl	472	509	(7.4)	(3.1)	(4.3)
WW	910	953	(4.6)	(2.3)	(2.3)
SURGICAL
US	110	114	(3.7)	(3.7)	—
Intl	238	233	2.2	3.4	(1.2)
WW	348	347	0.3	1.1	(0.8)

TOTAL MEDTECH
US	4,008	3,759	6.6	6.6	—
Intl	3,813	3,722	2.4	6.1	(3.7)
WW	$7,821	7,481	4.5%	6.3%	(1.8)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) See Supplemental Sales Information Schedule
(5) Previously referred to as Interventional Solutions

Supplemental Sales Information (Unaudited)
(Dollars in Millions)

Schedule 1	FIRST QUARTER
			% Change
	2024	2023	Total	Operations	Currency

Innovative Medicine
U.S.	$7,612	7,023	8.4%	8.4	-
International	5,950	6,390	(6.9)	(4.0)	(2.9)
Worldwide	13,562	13,413	1.1	2.5	(1.4)

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	25	747	(96.6)	(96.7)	0.1
Worldwide	25	747	(96.6)	(96.7)	0.1

Innovative Medicine excluding COVID-19 Vaccine
U.S.	7,612	7,023	8.4	8.4	-
International	5,925	5,643	5.0	8.3	(3.3)
Worldwide	13,537	12,666	6.9	8.3	(1.4)

Worldwide
U.S.	11,620	10,782	7.8	7.8	-
International	9,763	10,112	(3.4)	(0.3)	(3.1)
Worldwide	21,383	20,894	2.3	3.9	(1.6)

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	25	747	(96.6)	(96.7)	0.1
Worldwide	25	747	(96.6)	(96.7)	0.1

Worldwide
U.S.	11,620	10,782	7.8	7.8	-
International	9,738	9,365	4.0	7.4	(3.4)
Worldwide excluding COVID-19 Vaccine	$21,358	20,147	6.0%	7.6	(1.6)

Europe	$5,163	5,590	(7.6)%	(7.7)	0.1
Europe COVID-19 Vaccine Sales	25	747	(96.6)	(96.7)	0.1
Europe excluding COVID-19 Vaccine	$5,138	4,843	6.1%	6.0	0.1

Schedule 2	2022	2023				2023
	Full Year	Q1	Q2	Q3	Q4	Full Year
INNOVATIVE MEDICINE SEGMENT (1)
ONCOLOGY
TECVAYLI
US	$12	57	82	93	102	334
INTL	3	6	12	19	24	61
WW	15	63	94	112	126	395

OTHER ONCOLOGY
US	144	35	40	50	90	215
INTL	280	64	80	67	58	269
WW	$423	99	120	117	148	484
Note: Columns and rows within tables may not add due to rounding.
(1) Unaudited